Long-Term Debt (Schedule Of Mandatory Debt Payments) (Details) In Millions, unless otherwise specified	Dec. 31, 2012 USD ($)	Dec. 31, 2011 USD ($)	Dec. 31, 2012 Canadian Dollar [Member] CAD	Dec. 31, 2012 United States Of America Dollars [Member] USD ($)
Debt Instrument [Line Items]
2013	$ 500			$ 500
2014	1,000			1,000
2017	700			700
Thereafter	5,454		750	4,700
Total Principal	$ 7,654	$ 8,129	750	$ 6,900